SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  November 26, 2001


                             AAMES CAPITAL CORPORATION
                    ON BEHALF OF AAMES MORTGAGE TRUST 2001-3 as Registrant, Aames Capital Corporation, as Seller, Countrywide Home Loans Inc., as Servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee") under the Pooling and Servicing Agreement, dated as of September 1, 2001, providing for the issuance of Aames Mortgage Trust 2001-3 Mortgage Pass-Through Certificates, Series 2001-3.


                            AAMES MORTGAGE TRUST 2001-3
                 (Exact name of Registrant as specified in its Charter)


                                      CALIFORNIA
                     (State or Other Jurisdiction of Incorporation)

               333-54184-04                         95-4438859
          (Commission File Number)        (I.R.S. Employer Identification No.)


          350 SOUTH GRAND, 52ND FLOOR
          LOS ANGELES, CALIFORNIA                        90071
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (213) 210-5000


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of November 26, 2001.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2001.


          Date:  December 7, 2001           By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of November 26, 2001.






                              Aames   2001-3
                              Mortgage Pass-Through Certificates
                              November 26, 2001 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               8
                                                                       4.  Cred
>it Enhancement Report                                              11
                                                                       5.  Coll
>ateral Report                                                      12
                                                                       6.  Deli
>nquency Report                                                     15
                                                                       7.  REO
>Report                                                             18
                                                                       8.  Prep
>ayment Report                                                      19
                                                                       9.  Prep
>ayment Detail Report                                               22
                                                                      10.  Real
>ized Loss Report                                                   23
                                                                      11.  Real
>ized Loss Detail Report                                            26
                                                                      12.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     27
                                                                           Tota
>l Number of Pages
> 27
                                                             CONTACTS
                                                                            Adm
>inistrator:   Alan T Sueda
                                                                            Dir
>ect Phone Number:   (714)247-6315
                                                                            Add
>ress:   Deutsche Bank

>             1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       Aames Capital Corpo
>ration                                                  Cut-Off Date:
>    September 1, 2001
                              Certificate Insurer:
>                                                        Closing Date:
>     September 25, 2001
                              Servicer(s):                  Countrywide Home Lo
>ans, Inc.      Master Servicer                          First Payment Date:
>October 25, 2001
                              Underwriter(s):               Morgan Stanley & Co
>. Inc      Lead Underwriter                             Distribution Date:
>   November 26, 2001
                                                            Countrywide Securit
>ies      Underwriter                                    Record Date:
>     October 31, 2001
                                                            Greenwich Capital M
>arkets, Inc.      Underwriter
                                                            Lehman Brothers Sec
>urities Corporation      Underwriter

>                          Page 1 of 27
>          (c) COPYRIGHT 2001 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       2
                                                                issue_idperiod
>        t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                AA0103  200111
>        01.73E+08923539.5   23800       0       0    2002      14       1
> 0       0       067963.01       0       0       0       0       1       0
>  0
                                                                AA0103  200110
>        01.75E+08   23800       0       0       0    2025       1       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       2
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                AA0103  200111
>        11.54E+08923539.5   23800       0       0    1945      14       1
> 0       0       067963.01       0       0       0       0       1       0
>  0
                                                                AA0103  200110
>        11.56E+08   23800       0       0       0    1968       1       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       2
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                AA0103  200111
>        218905284       0       0       0       0      57       0       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                AA0103  200110
>        218915849       0       0       0       0      57       0       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                         1                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0947339.5      1567963.01       1       0       0       0      01.75E
>+08
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0   23800       1       0       0       0       0       0      01.75E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0947339.5      1567963.01       1       0       0       0      01.56E
>+08
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0   23800       1       0       0       0       0       0      01.56E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0       0       0       0       0       0       0       0      018915
>849
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0       0       0       0       0       0       0       0      018927
>869
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                       8
>0       0                                                         353.737
>                                                 0       0     0.00545486
                        226560.5 1112997       0       0       0      10
>0       0                                                         330.182
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
1.74E+08    2026    2018118763.4940693.4       0       0       0       8
>0      0 2805.73 4290.7968512.63173261391645249816411174333.3949332.61683.3245
>94  0.00150.003761 0.002430.0002240.000224       0       0    0.005454864
1.75E+08    2028    2026  107797172303.3       0       0       0       2
>0      0  156.3414874.2958045.84173530611647801916436651334.3817333.8164 2.327
>210.0014980.0037560.0024270.0006720.000224       0       0    0.000136212

>
>                                                         0     0.00612121
                        203974.8 1112997       0       0       0      10
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
1.55E+08    1969    1961108198.6940693.4       0       0       0       8
>0       0 2805.73 4259.5360662.29155870681480800614769520    331330.18253.3058
>430.0014610.0036970.002396 0.00022 0.00022       0       0    0.006121208
1.56E+08    1971    196995776.23172303.3       0       0       0       2
>0       0  156.3413523.5651509.96156128921483248914793961    332331.39812.3088
>720.0014590.0036920.0023930.0006580.000219       0       0    0.000152748

>
>                                                         0              0
                        22585.65       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
18905284      57      5710564.86       0       0       0       0       0
>0       0       0   31.26 7850.34 1739071 1644492 1641655    353352.54473.4780
>890.001816 0.004290.0027060.0002640.000264       0       0              0
18915849      57      5712020.79       0       0       0       0       0
>0       0       0 1350.73 6535.88 1740169 1645530 1642691    354353.73672.4782
>560.0018160.0042890.0027050.0007920.000264       0       0              0

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
              0        0.005454860.000391       0       0                   0.1
>01
                                                        0                   0.0
>91
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.0054548640.000391       0       0  Nov-01173.66880.0991
>61                                                0.0053870.994613
>   0.0031890.062767                0.0376013.3245949.439853
              0       0.000136212       0       0       0  Oct-01174.72820.0991
>56                                                0.0009850.999015
>   0.0009850.011758                0.011758 2.327212.526192
              0        0.006121210.000439       0       0
                                         BankruptREO     Group 1 Group 1 Group
>1
>           Group 1                 Group 1         Group 1
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.0061212080.000439       0       0  Nov-01154.76350.1000
>37                                                0.0060420.993958
>   0.0035760.070137                 0.042083.30584310.60809
              0       0.000152748       0       0       0  Oct-01155.81240.1000
>31                                                0.0011050.998895
>   0.0011050.013175                0.0131752.308872 2.85316
              0                 0       0       0       0
                                         BankruptREO     Group 2 Group 2 Group
>2
>           Group 2                 Group 2         Group 2
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0  Nov-0118.905280.0919
>37                                                       0       1
>          0       0                       03.478089       0
              0                 0       0       0       0  Oct-0118.915850.0919
>37                                                       0       1
>          0       0                       02.478256       0
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                  Printing Pages         Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       6
>  0
6.652841940.6934       0       1                       0       0
>        0       0                       0
>                         3       3Collection Account Repor       8       3
>  0
2.526192172.3033       0       1                       0       0
>        0       0                       0
>                         4       4Credit Enhancement Repor      11       1

>
>                         5       5Collateral Report             12       3
>  0

>
>                         6       6Delinquency Report            15       3
>  0

>
>                         7       7REO Report                    18       1

>
>                         8        Foreclosure Report                     0

>
>                         9       8Prepayment Report             19       3
>  0

>
>                        10       9Prepayment Detail Report      22       1

>
>                        11      10Realized Loss Report          23       3
>  0

>
>                        12      11Realized Loss Detail Rep      26       1

>
>                        13      12Triggers, Adj. Rate Cert      27       1

>
>                        14        Other Related Information              0

>
>                        15        Additional Certificate Report          0

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         27
Group 1 Group 1                                         Group 1
>         Group 1                         Group 1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
7.494515940.6934       0       1                       0       0
>        0       0                       0
 2.85316172.3033       0       1                       0       0
>        0       0                       0
Group 2 Group 2                                         Group 2
>         Group 2                         Group 2
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
       0       0       0       1                       0       0
>        0       0                       0
       0       0       0       1                       0       0
>        0       0                       0
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       6       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       3       1       1
               1               1
               0               0
       0       3       3       1
               1               1
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               1               1
               1       1       1
               0               0
               0       1       0
               0               0
               0               0
              27